EXHIBIT 32. 1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Ruby Creek Resources, Inc. for the quarterly period ended February 28, 2010 as filed with the Securities and Exchange Commission on the date hereof, the undersigned, Robert Slavik, President and Chief Executive Officer and Myron Landin, Chief Financial Officer, each hereby certifies that, to their knowledge, the Report on Form 10-Q of Ruby Creek Resources Inc.:

(1)   The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                           /s/ Robert Slavik

                                                                        Robert Slavik

                                                                        President, Chief Executive Officer, Director

                                                                        April 12, 2010

                                                                           /s/ Myron Landin

                                                                        Myron Landin, CPA

                                                                        Chief Financial Officer,

                                                                        April 12, 2010